UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2025
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 4th Avenue S, Suite 400
Seattle, Washington 98108
(Address of principal executive offices, including zip code)

(855) 727 - 9079
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	TRUP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director

On October 29, 2025, the board of directors (the “Board”) of Trupanion, Inc. (the “Company”) appointed Bradley S. Powell as a director. Mr. Powell, 65, served as Chief Financial Officer of Expeditors International of Washington, Inc. a publicly-traded global logistics company from October 2008 to September 2025. Prior to joining Expeditors, Mr. Powell served as Chief Financial Officer of Eden Bioscience Corporation, a publicly-traded biotechnology company, from July 1998 to September 2008, during which time he led the company through a successful initial public offering in 2000. He holds a B.S. in Accounting from Central Washington University. Mr. Powell was chosen to serve on the Board based on his accounting and financial acumen and his public company experience.

Mr. Powell is an “independent director” under Nasdaq listing rule and he does not have any (i) arrangement or understanding with any person pursuant to which he was appointed as a member of the Board, (ii) family relationships with any of the Company’s directors or executive officers, or (iii) direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company has entered into its standard form of indemnification agreement with Mr. Powell, who will participate in the Company’s Compensation Program for Non-Employee Directors.

Mr. Powell will serve for a term expiring at the annual meeting of stockholders held in 2026.
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press release dated October 30, 2025
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Margi Tooth
Name: Margi Tooth
Title: President
Date: October 30, 2025